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                                  EXHIBIT 31.2

                     RULE 13a-14(a)/15d-14(a) CERTIFICATION
                           OF CHIEF FINANCIAL OFFICER

I, M. Michele Burns, certify that:

         1. I have reviewed this annual report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2003;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Delta as of, and for, the periods presented in this report;

         4. Delta's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Delta and have:

                  (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Delta, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  (b) Evaluated the effectiveness of Delta's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  (c) Disclosed in this report any change in Delta's internal control over financial reporting that occurred during Delta's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Delta's internal control over financial reporting; and

         5. Delta's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Delta's auditors and the Audit Committee of Delta's Board of Directors (or persons performing the equivalent function):

                  (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Delta's ability to record, process, summarize and report financial information; and

                  (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Delta's internal control over financial reporting.

Date: March 12, 2004

                                       /s/ M. Michele Burns
                                       -----------------------------------------
                                       M. Michele Burns
                                       Executive Vice President and
                                       Chief Financial Officer